     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1998.


                                                                FILE NO. 2-97111
                                                               FILE NO. 811-4283
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE

                             SECURITIES ACT OF 1933                      / /


                        POST-EFFECTIVE AMENDMENT NO. 21                  /X/


                                      AND

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                  / /


                                AMENDMENT NO. 23                         /X/


                            ------------------------

                                SEI INDEX FUNDS

               (Exact Name of Registrant as Specified in Charter)

                               C/O CT CORPORATION
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781


                               EDWARD D. LOUGHLIN
                          C/O SEI INVESTMENTS COMPANY
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)


                            ------------------------

                                   COPIES TO:


      RICHARD W. GRANT, ESQUIRE                JOHN H. GRADY, JR., ESQUIRE
     Morgan, Lewis & Bockius LLP               Morgan, Lewis & Bockius LLP
        2000 One Logan Square                      1800 M Street, N.W.
   Philadelphia, Pennsylvania 19103               Washington, D.C. 20036



                            ------------------------


Title of Securities Being Registered............................................
                                                               Units of
Benenficial Interest


                            ------------------------

                     /X/  immediately upon filing pursuant to paragraph (b)

                     / /  on [date] pursuant to paragraph (b)

                     / /  60 days after filing pursuant to paragraph (a)


                     / /  on [date] pursuant to paragraph (a) of Rule 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                SEI INDEX FUNDS
                             CROSS REFERENCE SHEET
                        POST-EFFECTIVE AMENDMENT NO. 21


N-1A ITEM NO.                                                             LOCATION
--------------------------------------------------------
                                                        ---------------------------------------------
PART A--S&P 500 INDEX AND BOND INDEX PORTFOLIOS

 Item 1.   Cover Page................................... Cover Page

 Item 2.   Synopsis..................................... Annual Operating Expenses

 Item 3.   Condensed Financial Information.............. Financial Highlights

 Item 4.   General Description of Registrant............ The Trust; Investment Objectives and
                                                          Policies; General Investment Policies;
                                                          General Information; Investment
                                                          Limitations; Description of Permitted
                                                          Investments and Risk Factors

 Item 5.   Management of the Fund....................... General Information; The Advisers; The
                                                          Manager; Distribution and Shareholder
                                                          Servicing

 Item 5A.  Management's Discussion of Fund
             Performance................................ **

 Item 6.   Capital Stock and Other Securities........... Taxes; General Information;

 Item 7.   Purchase of Securities Being Offered......... Purchase and Redemption of Shares

 Item 8.   Redemption or Repurchase..................... Purchase and Redemption of Shares

 Item 9.   Pending Legal Proceedings.................... *

PART A--S&P 500 INDEX PORTFOLIO CLASS E

 Item 1.   Cover Page................................... Cover Page

 Item 2.   Synopsis..................................... Annual Operating Expenses

 Item 3.   Condensed Financial Information.............. Financial Highlights

 Item 4.   General Description of Registrant............ The Trust; Investment Objectives and
                                                          Policies; General Investment Policies;
                                                          General Information; Investment
                                                          Limitations; Description of Permitted
                                                          Investments and Risk Factors

 Item 5.   Management of the Fund....................... General Information; The Adviser; The
                                                          Manager; Distribution and Shareholder
                                                          Servicing

 Item 5A.  Management's Discussion of Fund
             Performance................................ **

 Item 6.   Capital Stock and Other Securities........... Taxes; General Information

 Item 7.   Purchase of Securities Being Offered......... Purchase and Redemption of Shares

 Item 8.   Redemption or Repurchase..................... Purchase and Redemption of Shares

 Item 9.   Pending Legal Proceedings.................... *

PART B--ALL PORTFOLIOS

 Item 10.  Cover Page................................... Cover Page

N-1A ITEM NO.                                                             LOCATION
--------------------------------------------------------
                                                        ---------------------------------------------
Item 11.   Table of Contents............................ Table of Contents

Item 12.   General Information and History.............. The Trust

Item 13.   Investment Objectives and Policies........... Description of Permitted Investments;
                                                          Investment Limitations

Item 14.   Management of the Registrant................. Trustees and Officers of the Trust; The
                                                          Advisers

Item 15.   Control Persons and Principal Holders of
             Securities................................. Trustees and Officers of the Trust; 5%
                                                          Shareholders

Item 16.   Investment Advisory and Other Services....... The Advisers; Distributor and Shareholder
                                                          Servicing; Experts; The Manager and The
                                                          Transfer Agent; Custodian and Independent
                                                          Public Accountant

Item 17.   Brokerage Allocation......................... Portfolio Transactions; Trading Practices and
                                                          Brokerage

Item 18.   Capital Stock and Other Securities........... Description of Shares

Item 19.   Purchase, Redemption, and Pricing of
             Securities Being Offered................... Purchase and Redemption of Shares;
                                                          Description of Shares; Determination of Net
                                                          Asset Value

Item 20.   Tax Status................................... Taxes

Item 21.   Underwriters................................. Distribution and Shareholder Servicing

Item 22.   Calculation of Yield Quotations.............. Performance

Item 23.   Financial Statements......................... Financial Information

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

------------------------

 *Not Applicable


**Information required by Item 5A is contained in the Annual Report for the fiscal year ending March 31, 1998.

SEI INDEX FUNDS
JULY 31, 1998

--------------------------------------------------------------------------------

S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.


A Statement of Additional Information dated July 31, 1998, has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.


SEI Index Funds (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified portfolios of securities. Each Portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain shareholder servicing expenses. This Prospectus offers Class E shares of the Trust's S&P 500 Index Portfolio (the "Portfolio").

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS E
                                                                          SHARES
--------------------------------------------------------------------------------


                                                                                                                  S&P 500
                                                                                                                   INDEX
                                                                                                                 ---------
Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                                       .21%
12b-1 Fees                                                                                                            None
Total Other Expenses                                                                                                  .04%
  Shareholder Servicing Expenses (after fee waiver) (2)                                                    .00%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)                                                                      .25%
--------------------------------------------------------------------------------------------------------------------------


(1) THE MANAGER HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS FEE, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THIS VOLUNTARY WAIVER. THE MANAGER RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVER, MANAGEMENT/ADVISORY FEES FOR THE PORTFOLIO WOULD BE .25%.


(2) REFLECTS THE CURRENT LEVEL OF SHAREHOLDER SERVICING FEES. ABSENT WAIVERS, SHAREHOLDER SERVICING FEES WOULD BE .25%. PLEASE SEE "DISTRIBUTION AND SHAREHOLDER SERVICING."



(3) ABSENT FEE WAIVERS, TOTAL OPERATING EXPENSES FOR THE PORTFOLIO WOULD BE .54%. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER" AND "THE MANAGER."


EXAMPLE
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of
 each time period:                                                                $       3    $       8    $      14    $      32
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS E SHARES OF THE PORTFOLIO. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. THE PORTFOLIO ALSO OFFERS CLASS A SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THERE ARE DIFFERENT SHAREHOLDER SERVICING COSTS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________


The following information has been audited by Arthur Andersen LLP, the Trust's independent accountants, as indicated in their report dated May 8, 1998, on the Trust's financial statements as of March 31, 1998, which are incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.


                                                               NET REALIZED
                                                                   AND
                                     NET ASSET                  UNREALIZED      DIVIDENDS
                                       VALUE        NET        GAIN (LOSS)       FROM NET    DISTRIBUTIONS   NET ASSET
                                     BEGINNING   INVESTMENT         ON          INVESTMENT   FROM CAPITAL    VALUE, END
                                     OF PERIOD    INCOME       INVESTMENTS        INCOME         GAINS       OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
FOR A CLASS E SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------
S&P 500 INDEX PORTFOLIO*
-------------------------
For the periods ended March 31,
1998                                  $  24.10     $0.45          $10.88          $(0.45)       $(0.21)        $  34.77
1997                                     20.88     0.46             3.54           (0.45)        (0.33)           24.10
1996                                     16.40     0.44             4.72           (0.37)        (0.31)           20.88
1995                                     15.07     0.42             1.79           (0.42)        (0.46)           16.40
1994                                     15.80     0.43            (0.22)          (0.42)        (0.52)           15.07
1993                                     14.17     0.40             1.69           (0.40)        (0.06)           15.80
1992                                     13.43     0.40             1.01           (0.41)        (0.26)           14.17
1991                                     12.45     0.43             1.24           (0.43)        (0.26)           13.43
1990                                     10.88     0.42             1.64           (0.43)        (0.06)           12.45
1989(1)                                   9.63     0.39             1.26           (0.40)       --                10.88

                                                                          RATIO OF                   RATIO OF NET
                                                                         TO AVERAGE       NET         INCOME TO
                                                             RATIO OF    NET ASSETS    INVESTMENT    AVERAGE NET
                                              NET ASSETS     EXPENSES    (EXCLUDING    INCOME TO        ASSETS       PORTFOLIO
                                    TOTAL       END OF      TO AVERAGE      FEE       AVERAGE NET     (EXCLUDING      TURNOVER
                                   RETURN    PERIOD (000)   NET ASSETS    WAIVERS)       ASSETS      FEE WAIVERS)       RATE
-----------------------------------

FOR A CLASS E SHARE OUTSTANDING THR
-------------------------
S&P 500 INDEX PORTFOLIO*
-------------------------
For the periods ended March 31,
1998                                47.62%     $1,300,924      0.25%        0.54%         1.55%          1.26%             4%
1997                                19.46         835,889      0.25         0.54          2.03           1.74              2
1996                                31.88         630,566      0.25         0.35          2.31           2.21              3
1995                                15.26         458,012      0.25         0.35          2.69           2.59              4
1994                                 1.19         424,647      0.25         0.33          2.57           2.49             23
1993                                14.97         675,484      0.25         0.35          2.75           2.65              1
1992                                10.71         470,847      0.25         0.34          2.99           2.90              1
1991                                14.18         261,165      0.25         0.32          3.56           3.49             40
1990                                19.02         192,154      0.25         0.36          3.58           3.47             10
1989(1)                             17.60         125,714      0.25         0.39          4.03           3.89             47


                                       AVERAGE
                                      COMMISSION
                                        RATE+
-----------------------------------

FOR A CLASS E SHARE OUTSTANDING THR
-------------------------
S&P 500 INDEX PORTFOLIO*
-------------------------
For the periods ended March 31,
1998                                    $.0169
1997                                     .0197
1996                                    n/a
1995                                    n/a
1994                                    n/a
1993                                    n/a
1992                                    n/a
1991                                    n/a
1990                                    n/a
1989(1)                                 n/a



  * EFFECTIVE JULY 31, 1997, THE FORMER CLASS A SHARES WERE RENAMED CLASS E SHARES.

  + AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
    DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 (1) CLASS E SHARES (FORMERLY CLASS A SHARES) COMMENCED OPERATIONS ON 8/1/85.

THE TRUST
      __________________________________________________________________________

SEI INDEX FUNDS (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in two separate diversified investment portfolios. This prospectus offers Class E shares of the Trust's S&P 500 Index Portfolio (the "Portfolio"). The S&P 500 Index Portfolio has Class A and Class E shares. Class A shares of the S&P 500 Index Portfolio and the Bond Index Portfolio are offered by a separate prospectus. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________
S&P 500 INDEX
PORTFOLIO

                     The S&P 500 Index Portfolio seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which is comprised of 500 selected securities (most of which are common stocks listed on the New York Stock Exchange).


                           The Portfolio's ability to duplicate the performance
                     of the S&P 500 Index will depend to some extent on the size and timing of cashflows into and out of the Portfolio, as well as on the level of the Portfolio's expenses.

                           Adjustments made to accommodate cash flows will track
                     the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Portfolio. Over time, the correlation between the performance of the Portfolio and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.


                           The Portfolio will normally be invested in all of the
                     stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Portfolio's policy is to be fully invested in common stocks and other securities included in the Index, and it is expected that cash reserve items would normally be less than 10% of net assets. Accordingly, an investment in shares of the Portfolio involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.



                           The weightings of securities in the S&P 500 Index are
                     based on each security's relative total market value, I.E., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange.

                           World Asset Management ("World"), the Portfolio's
                     investment adviser, makes no attempt to "manage" the Portfolio in the traditional sense (I.E. by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Portfolio. However, an investment may be removed from the Portfolio if, in the judgment of World, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Portfolio from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, World may exercise discretion in determining whether to exercise warrants or rights issued in respect to portfolio securities or whether to tender portfolio securities pursuant to a tender or exchange offer.



                           The equity securities in which the Portfolio invests
                     are common stocks, preferred stocks, securities convertible into common stock and American Depositary Receipts ("ADRs"). The Portfolio may also purchase shares of real estate investment trusts ("REITs").


                           The Portfolio may enter into stock index futures
                     contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Portfolio's assets which are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Portfolio's total assets. The Portfolio may only purchase those stock index futures contracts--such as futures contracts on the S&P 500 Index--that are likely to closely duplicate the performance of the S&P 500 Index. The Portfolio also can sell such futures contracts in order to close out a previously established position. The Portfolio will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

                           The Portfolio may invest cash reserves in securities
                     issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by S&P and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.


                           The Portfolio is not sponsored, endorsed, sold or
                     promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the Index to track general stock market performance.



                           S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE
                     COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR

                     FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. S&P'S ONLY RELATIONSHIP TO THE PORTFOLIO IS THE LICENSING OF THE S&P MARKS AND THE INDEX, WHICH IS DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE PORTFOLIO.


                           There can be no assurance that the Portfolio will
                     achieve its investment objective. For a description of the above ratings, see the Statement of Additional Information.

GENERAL
INVESTMENT
POLICIES
     ___________________________________________________________________________


                     The Portfolio may lend a portion of its assets to qualified institutions for the purpose of realizing additional income, however the Portfolio has no present intention to lend its securities. The Portfolio may invest in illiquid securities; however, not more than 10% of the total assets of the Portfolio will be invested in such instruments. The Portfolio may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.


                           For additional information regarding the Portfolio's
                     permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and in the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     THE PORTFOLIO MAY NOT:

                     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

                     2. Purchase any securities which would cause more than 25% of the Portfolio's total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                     3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio, and any interest paid on such borrowings will reduce the Portfolio's income.

                     4. Make loans, except that the Portfolio: (i) may enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Portfolio's total assets, (ii) may engage in securities lending as described in this Prospectus, and
                         (iii) may purchase or hold debt instruments in accordance with its investment objectives and policies.

                     The foregoing percentage limitations (except the limitation on borrowings) will apply at the time of the purchase of a security. Additional fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________


                     SEI Investments Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. SEI Management also serves as the transfer agent (the "Transfer Agent") of the Trust.


                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .22% of the average daily net assets of the Portfolio. SEI Management may from time to time waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. Any such waiver is voluntary and may be terminated at any time in its sole discretion.


                           For the fiscal year ended March 31, 1998, the
                     Portfolio paid management fees, after fee waivers, of .18% of its average daily net assets.

THE ADVISER
         _______________________________________________________________________

                     World Asset Management ("World") serves as investment adviser to the S&P 500 Index Portfolio.

                           World is a general partnership organized by Munder
                     Capital Management ("MCM"), a general partnership formed in December, 1994, which engages in investment management and advisory services. As of December 31, 1996 total assets under management of World were $11.0 billion and assets under management of MCM were $37.0 billion. The principal business address for World is 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan 48009.

                           Under the terms of this Advisory Agreement, World
                     provides certain record keeping and management services in connection with the Portfolio including monitoring the indexing systems and determining which securities to purchase and sell in order to keep the Portfolio in balance with its index.


                           World is entitled to a fee, which is calculated daily
                     and paid monthly, at an annual rate of .03% of the average daily net assets of the Portfolio. For the fiscal year ended March 31, 1998, the Portfolio paid World an advisory fee of .03% of its average daily net assets.


DISTRIBUTION
AND SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), serves as the Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Portfolio has also adopted a shareholder servicing plan for its Class A shares (the "Class A Service Plan") which is similar to the plan described below.


                           The Portfolio has adopted a shareholder servicing
                     plan for Class E shares (the "Service Plan") under which the Portfolio may pay the Distributor a fee at a negotiated rate of up to .25% annually of average daily net assets attributable to Class E shares. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services; maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.


                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolio's shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent (or its authorized agent). Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of the Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). However, shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment for the Class E shares of the Portfolio is $5,000,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.


                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchases orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.



                           Purchases will be made in full and fractional shares
                     of the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investment and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any Business Day.



                           If there is no readily ascertainable market value for
                     a security, SEI Management will make a good faith determination as to the "fair value" of the security. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).

                           Shareholders who desire to redeem shares of the
                     Portfolio must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.



                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent (or its authorized agent) will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment in the Portfolio over a thirty day period. This income is then "annualized," I.E., the income over thirty days is assumed to be generated over one year, and is shown as a percentage of the investment.

                           The total return of the Portfolio refers to the
                     average compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           The Portfolio may periodically compare its
                     performance to the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or to other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The

                     Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           The Portfolio may quote various measures of
                     volatility and benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                           The performance of Class E shares will normally be
                     higher than that of the Class A shares of the S&P 500 Index Portfolio because of the different shareholder servicing expenses actually charged to Class A shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS
OF THE PORTFOLIO
                     The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to the Portfolio's shareholders.
TAX STATUS
OF DISTRIBUTIONS
                     The Portfolio will distribute substantially all of its net investment income (including net short-term capital gains) to its shareholders. Dividends from the Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits. Dividends paid by the Portfolio to corporate shareholders will qualify for the dividends-received deduction to the extent attributable to dividends received by the Portfolio from domestic corporations. Long-term capital gains realized by the Portfolio will be distributed by the Portfolio to its shareholders at least annually and will be taxable to the shareholders as long-term capital gains regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. Distributions from net capital gains do not qualify for the dividends-received deduction. The Portfolio will provide annual reports to the Portfolio's shareholders of the federal income tax status of all distributions.

                           Dividends declared by the Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Investment income received directly by the Portfolio
                     on direct U.S. government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. government obligations normally is not exempt from state tax. The Portfolio will inform its shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of income dividends received from the Portfolio is considered tax-exempt in their state.

                           The Portfolio intends to make sufficient
                     distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to RICs.

                           Each sale, exchange or redemption of Portfolio shares
                     is a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of shares and different classes of the Portfolio. In addition to the Portfolio, the Trust consists of the Bond Index Portfolio. All consideration received by the Trust for shares of any class of any Portfolio, and all assets of such Portfolio or class, belong to that Portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                     Shareholder inquiries should be directed to SEI Investments Fund Management, Oaks, Pennsylvania 19456.

DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Dividends are paid currently on a quarterly basis. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends, and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of the Portfolio are paid
                     on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class E shares of the Portfolio are
                     normally higher than those on the Class A shares because of the different shareholder servicing expenses actually charged to Class A shares.
COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.
CUSTODIAN AND WIRE AGENT

                     Comerica Bank, 411 W. Lafayette, Detroit, Michigan 48226 (the "Custodian"), acts as custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940 (the "1940 Act"). First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS
               _________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolio, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipts underlying security.
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments.
ILLIQUID SECURITIES

                     Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

MONEY MARKET
INSTRUMENTS
                     Money market instruments are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.


REITS


                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A real estate investment trust ("REIT") is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income of each taxable year. Generally, REITs can be classified as Equity REITs. Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily for rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Portfolio, shareholders will bear not only the proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of underlying REITs.



                           A Portfolio may be subject to certain risks
                     associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS
                     Agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
STOCK INDEX FUTURES
                     A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


                           In order to avoid leveraging and related risks, when
                     the Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.


                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

U.S. GOVERNMENT
AGENCY OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., Government National Mortgage Association securities), and others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities).
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement.

                     Additional information on other permitted investments can be found in the Statement of Additional Information.

TABLE OF CONTENTS
               _________________________________________________________________


Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objectives and Policies...............          4
General Investment Policies......................          6
Investment Limitations...........................          6
The Manager......................................          7
The Adviser......................................          7
Distribution and Shareholder Servicing...........          8
Purchase and Redemption of Shares................          9
Performance......................................         10
Taxes............................................         11
General Information..............................         12
Description of Permitted Investments and Risk
 Factors.........................................         14

                    [LOGO]

                     (This page intentionally left blank.)

SEI INDEX FUNDS
JULY 31, 1998

--------------------------------------------------------------------------------

S&P 500 INDEX PORTFOLIO
BOND INDEX PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.


A Statement of Additional Information dated July 31, 1998, has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.


SEI Index Funds (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified portfolios of securities. This Prospectus offers Class A shares of the portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS A
SHARES
--------------------------------------------------------------------------------


                                                                                                   S&P 500
                                                                                                    INDEX     BOND INDEX
                                                                                                  ----------  ----------
Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                         .21%     .27%
12b-1 Fees                                                                                              None     None
Total Other Expenses                                                                                    .19%     .11%
  Shareholder Servicing Expenses (AFTER FEE WAIVERS, IF APPLICABLE)                               .15%        .00%(2)
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)                                                        .40%     .38%
------------------------------------------------------------------------------------------------------------------------


(1) THE MANAGER HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS FEE, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THIS VOLUNTARY WAIVER. THE MANAGER RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, MANAGEMENT/ADVISORY FEES WOULD BE .25% FOR THE S&P 500 INDEX PORTFOLIO AND .42% FOR THE BOND INDEX PORTFOLIO.


(2) REFLECTS THE CURRENT LEVEL OF SHAREHOLDER SERVICING FEES. ABSENT WAIVERS, SHAREHOLDER SERVICING FEES WOULD BE .25%. PLEASE SEE "DISTRIBUTION AND SHAREHOLDER SERVICING."



(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES WOULD BE .44% FOR THE S&P 500 INDEX PORTFOLIO AND .78% FOR THE BOND INDEX PORTFOLIO. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER" AND "THE MANAGER."


EXAMPLE
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  S&P 500 Index                                                                   $       4    $      13    $      22    $      51
  Bond Index                                                                      $       4    $      12    $      21    $      48
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. THE S&P 500 INDEX PORTFOLIO ALSO OFFERS CLASS E SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT THERE ARE DIFFERENT SHAREHOLDER SERVICING COSTS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________


The following information has been audited by Arthur Andersen LLP, the Trust's independent accountants, as indicated in their report dated May 8, 1998, on the Trust's financial statements as of March 31, 1998, which are incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1998 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.


                                          NET REALIZED
                                              AND
                 NET ASSET                 UNREALIZED    DIVIDENDS
                   VALUE         NET      GAIN (LOSS)    FROM NET    DISTRIBUTIONS  NET ASSET                     NET ASSETS
                 BEGINNING   INVESTMENT        ON       INVESTMENT   FROM CAPITAL  VALUE, END                       END OF
                 OF PERIOD     INCOME     INVESTMENTS     INCOME        GAINS       OF PERIOD    TOTAL RETURN    PERIOD (000)
-------------------------------------------------------------------------------------------------------------------------------
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------
S&P 500 INDEX PORTFOLIO+
-------------------------
For the
periods ended
March 31,
1998            $     24.06   $    0.41    $    10.86    $   (0.41)   $    (0.21)  $     34.71        47.43%    $       451,077
1997                  20.87        0.48          3.47        (0.43)        (0.33)        24.06        19.22             108,770
1996(1)               20.82      --              0.05       --            --             20.87         0.24*              3,077

                                                             RATIO OF NET
                                EXPENSES TO   RATIO OF NET     INCOME TO
                  RATIO OF      AVERAGE NET    INVESTMENT     AVERAGE NET
                 EXPENSES TO      ASSETS        INCOME TO       ASSETS       PORTFOLIO       AVERAGE
                 AVERAGE NET    (EXCLUDING     AVERAGE NET    (EXCLUDING      TURNOVER     COMMISSION
                   ASSETS      FEE WAIVERS)      ASSETS      FEE WAIVERS)       RATE         RATE**
--------------

FOR A CLASS A
--------------
S&P 500 INDEX
--------------
For the
periods ended
March 31,
1998                  0.40%          0.44%          1.37%          1.33%            4%    $       0.169
1997                  0.40           0.46           1.84           1.78             2            0.0197
1996(1)               0.46           0.58           0.97           0.85             3               n/a


  + EFFECTIVE JULY 31, 1997, THE FORMER CLASS E SHARES WERE RENAMED CLASS A
    SHARES.
  * TOTAL RETURN HAS NOT BEEN ANNUALIZED.
 ** AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
    DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 (1) S&P 500 INDEX CLASS A SHARES (FORMERLY CLASS E SHARES) WERE OFFERED BEGINNING FEBRUARY 28, 1996. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.

---------------------
BOND INDEX PORTFOLIO
---------------------
For the
periods
ended
March 31,
1998       $   10.01   $    0.64    $    0.51    $   (0.64)   $  --       $   10.52      11.81%  $  43,282        0.38%        0.78%
1997           10.26        0.64        (0.21)       (0.68)      --           10.01       4.36      35,691        0.38         0.71
1996 (2)        9.90        0.64         0.36        (0.64)      --           10.26      10.31      51,185        0.38         0.48
1995           10.09        0.63        (0.20)       (0.62)      --            9.90       4.54      45,643        0.38         0.48
1994           10.43        0.56        (0.33)       (0.57)      --           10.09       2.10      56,161        0.38         0.47
1993            9.87        0.66         0.56        (0.66)      --           10.43      12.73      56,032        0.38         0.45
1992            9.73        0.73         0.15        (0.74)      --            9.87       9.48      38,449        0.38         0.51
1991            9.46        0.80         0.28        (0.81)      --            9.73      11.92      22,602        0.38         0.61
1990            9.19        0.81         0.27        (0.81)      --            9.46      12.04      12,106        0.38         0.72
1989 (1)        9.62        0.82        (0.43)       (0.82)      --            9.19       4.21      11,457        0.38         0.80

---------
BOND INDE
---------
For the
periods
ended
March 31,
1998             6.22%        5.82%         44%        n/a
1997             6.26         5.93          46         n/a
1996 (2)         6.20         6.10          59         n/a
1995             6.33         6.23          21         n/a
1994             5.35         5.26          55         n/a
1993             6.49         6.42         115         n/a
1992             7.45         7.32          99         n/a
1991             8.52         8.29          26         n/a
1990             8.43         8.09          56         n/a
1989 (1)         8.62         8.20          31         n/a



 (1) COMMENCED OPERATIONS ON 5/19/86.

 (2) THE INVESTMENT ADVISER WAS CHANGED FROM WORLD ASSET MANAGEMENT TO MELLON BOND ASSOCIATES EFFECTIVE 10/2/95.

THE TRUST
      __________________________________________________________________________

SEI INDEX FUNDS (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in two separate, diversified investment portfolios. This prospectus offers Class A shares of the Trust's S&P 500 Index and Bond Index Portfolios (each a "Portfolio" and, together, the "Portfolios"). Each Portfolio may have separate classes of shares. The S&P 500 Index Portfolio has Class A and Class E shares, which provide for variations in shareholder servicing expenses. Class E shares of the S&P 500 Index Portfolio are offered by a separate prospectus. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________
S&P 500 INDEX
PORTFOLIO

                     The S&P 500 Index Portfolio seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which is comprised of 500 selected securities (most of which are common stocks listed on the New York Stock Exchange).


                           The Portfolio's ability to duplicate the performance
                     of the S&P 500 Index will depend to some extent on the size and timing of cashflows into and out of the Portfolio, as well as on the level of the Portfolio's expenses.

                           Adjustments made to accommodate cash flows will track
                     the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Portfolio. Over time, the correlation between the performance of the Portfolio and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.


                           The Portfolio will normally be invested in all of the
                     stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Portfolio's policy is to be fully invested in common stocks and other securities included in the Index, and it is expected that cash reserves or other non-Index securities would normally be less than 10% of net assets. Accordingly, an investment in shares of the Portfolio involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.



                           The weightings of securities in the S&P 500 Index are
                     based on each security's relative total market value, I.E., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange.

                           World Asset Management ("World"), the Portfolio's
                     investment adviser, makes no attempt to "manage" the Portfolio in the traditional sense (I.E., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Portfolio. However, an investment may be removed from the Portfolio if, in the judgment of World, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Portfolio from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, World may exercise discretion in determining whether to exercise warrants or rights issued in respect to portfolio securities or whether to tender portfolio securities pursuant to a tender or exchange offer.



                           The equity securities in which the Portfolio invests
                     are common stocks, preferred stocks, securities convertible into common stock and American Depository Receipts ("ADRs"). The Portfolio may also purchase shares of real estate investment trusts ("REITs").


                           The Portfolio may enter into stock index futures
                     contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Portfolio's assets which are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Portfolio's total assets. The Portfolio may only purchase those stock index futures contracts-- such as futures contracts on the S&P 500 Index--that are likely to closely duplicate the performance of the S&P 500 Index. The Portfolio also can sell such futures contracts in order to close out a previously established position. The Portfolio will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

                           The Portfolio may invest cash reserves in securities
                     issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by S&P and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.


                           The Portfolio is not sponsored, endorsed, sold or
                     promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the Index to track general stock market performance.



                           S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE
                     COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR

                     FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. S&P'S ONLY RELATIONSHIP TO THE PORTFOLIO IS THE LICENSING OF THE S&P MARKS AND THE INDEX, WHICH IS DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE PORTFOLIO.

BOND INDEX PORTFOLIO
                     The Bond Index Portfolio currently seeks to provide investment results that correspond to the aggregate price and interest performance of the Lehman Aggregate Bond Index (the "Lehman Index"), which tracks the performance of debt securities. The Lehman Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Lehman Index includes fixed rate debt issues rated investment grade or higher by one or more nationally recognized statistical ratings organizations ("NRSROs"). All issues have at least one year to maturity and an outstanding par value of at least $100 million. Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust. Inclusion of a security in the Lehman Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

                           In seeking to generate results that correspond to the
                     performance of the Lehman Index, the Portfolio will invest in the following obligations: (i) debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; (ii) investment-grade debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies; (iv) mortgage-backed securities, including conventional 15- and 30-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages; (v) asset-backed securities; and (vi) any other issues that are included in the Lehman Index.

                           Fixed income securities in which the Portfolio may
                     invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of purchase. Debt securities rated BBB or Baa lack outstanding investment characteristics and have speculative characteristics as well. In the event that a security held by the Portfolio is downgraded below investment grade, the adviser will promptly review the situation and take appropriate action.


                           If an obligation which is included in the Lehman
                     Index on the first day of the month ceases to meet any of the qualifications for inclusion in the Lehman Index during that month, the obligation remains in the Lehman Index through the end of that month and then is eliminated from the Lehman Index. Mellon Bond Associates, LLP ("MBA"), the Portfolio's investment adviser, will monitor portfolio securities in order to determine whether any of these obligations have ceased to qualify for inclusion in the Lehman Index. If an obligation has ceased to qualify for inclusion in the Lehman Index as a result of: (i) a lowered investment rating, (ii) an aggregate outstanding principal amount of less than $100 million, or (iii) a remaining maturity that no longer exceeds one year (collectively, "Ineligible Obligations"), the investment adviser may either undertake to sell such Ineligible Obligations as quickly as is financially prudent, which may be prior to or later than the time that obligation is removed from the Lehman Index, or may determine to retain the security. To the extent that the investment adviser determines to retain Ineligible Obligations, such Ineligible Obligations, together with cash and money market instruments, will not exceed 20% of the Portfolio's net assets. Although the Portfolio retains the right to invest up to 20% of its net assets in Ineligible Obligations, cash and money market instruments, these items are expected to constitute less than 10% of the net assets of the Portfolio. Obligations held by the Portfolio that became Ineligible Obligations as a result of being rated below investment grade (which securities are often referred to as "junk bonds") will not constitute more than 5% of the Portfolio's net assets. In addition, cash holdings will not exceed 5% of the Portfolio's net assets. In addition, obligations that become eligible for inclusion in the Lehman Index during a particular month generally will not actually be included in the Lehman Index until the next month. However, the Portfolio may elect to purchase any such obligation and deem it to be included in the Lehman Index once it becomes eligible.

                           The Portfolio generally will not hold all of the
                     individual issues which comprise the Lehman Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the Index, selecting issues to represent entire "classes" or types of securities in the Lehman Index. Obligations included in the Lehman Index have been categorized by MBA into sectors which have been organized on the basis of type of issuer, and then further classified by quality and remaining maturities. The percentage of the Portfolio's assets to be invested in the aggregate obligations included in a particular sector of the Lehman Index will approximate, to the maximum extent feasible, the percentage such sector represents in the Lehman Index. The Portfolio's ability to duplicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of MBA to select a representative sample of the securities included in the Lehman Index. To the extent that the size of the Portfolio's assets limits the number of issues that the Portfolio can purchase, there is more potential for deviation from the Lehman Index's performance than at larger asset levels.

                           The Portfolio may invest in restricted securities,
                     including Rule 144A securities, included in the Lehman
                     Index.

                           There can be no assurance that the Portfolios will
                     achieve their respective investment objectives.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________


                     Each Portfolio may lend a portion of its assets to qualified institutions for the purpose of realizing additional income, however neither Portfolio has any present intention to lend its securities. Each Portfolio may invest in illiquid securities; however, not more than 10% of the total assets of each Portfolio will be invested in such instruments. The Portfolios may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

                           For additional information regarding the Portfolios'
                     permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and in the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     Each Portfolio may not:

                     1. Purchase securities of any issuer (except securities
                        issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

                     2. Purchase any securities which would cause more than 25%
                        of the Portfolio's total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                     3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before making additional investments for that Portfolio, and any interest paid on such borrowings will reduce the Portfolio's income.

                     4. Make loans, except that each Portfolio (i) may enter
                        into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Portfolio's total assets, (ii) may engage in securities lending as described in this Prospectus, and
                        (iii) may purchase or hold debt instruments in accordance with its investment objectives and policies.

                     The foregoing percentage limitations (except the limitation on borrowings) will apply at the time of the purchase of a security. Additional fundamental investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
          ______________________________________________________________________


                     SEI Investments Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. SEI Management also serves as the transfer agent (the "Transfer Agent") of the Trust.


                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .22% of the average daily net assets of the S&P 500 Index Portfolio and .35% of the average daily net assets of the Bond Index Portfolio. SEI Management may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Portfolio. Any such waiver is voluntary and may be terminated at any time in its sole discretion.


                           For the fiscal year ended March 31, 1998, the S&P 500
                     Index and Bond Index Portfolios paid management fees, after fee waivers, of .18% and .20%, respectively, of their average daily net assets.

THE ADVISERS
          ______________________________________________________________________
WORLD ASSET
MANAGEMENT
                     World Asset Management ("World") serves as investment adviser to the S&P 500 Index Portfolio.


                           World is a general partnership organized by Munder
                     Capital Management ("MCM"), a general partnership formed in December, 1994, which engages in investment management and advisory services. As of May 31, 1998, total assets under
                     management of World were $    billion and assets under
                     management of MCM were $    billion. The principal business
                     address for World is 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan 48009.


                           Under the terms of the Advisory Agreement, World
                     provides certain record keeping and management services in connection with the S&P 500 Index Portfolio, including monitoring the indexing systems and determining which securities to purchase and sell in order to keep the S&P 500 Index Portfolio in balance with its index.


                           For its services, World is entitled to a fee, which
                     is calculated daily and paid monthly, at an annual rate of .03% of the average daily net assets of the S&P 500 Index Portfolio. For the fiscal year ended March 31, 1998, the S&P 500 Index Portfolio paid World an advisory fee of .03% of its average daily net assets.



MELLON BOND
ASSOCIATES, LLP


                     Mellon Bond Associates, LLP ("MBA") serves as the investment adviser to the Bond Index Portfolio.



                           MBA is a Pennsylvania business trust. MBA's sole
                     beneficiary is MBC Investment Corporation, a wholly-owned subsidiary of Mellon Bank Corporation. MBA was established in October, 1986, as a spin-off of the Institutional Bond Management division of Mellon Bank's Trust and Investment Department. As of May 31, 1998, total assets under management of MBA were $50.8 billion. The principal business address for MBA is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.



                           For its services, MBA is entitled to a fee, which is
                     calculated daily and paid monthly, at the annual rate of .07% of the average daily net assets of the Bond Index Portfolio. For the fiscal year ended March 31, 1998, the Bond Index Portfolio paid MBA an advisory fee of .07% of its average daily net assets.


DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. The S&P 500 Index Portfolio has adopted a shareholder servicing plan similar to the plan described below for its Class E shares (the "Class E Plan").


                           The Portfolios have adopted a shareholder servicing
                     plan for Class A shares (the "Service Plan") under which the Portfolio may pay the Distributor a fee at a negotiated rate of up to .25% annually of average daily net assets attributable to Class A shares of the Bond Index Portfolio and up to .15% of average daily net assets attributable to Class A shares of the S&P 500 Index Portfolio. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.


                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may also execute brokerage or other agency
                     transactions through the Distributor for which the Distributor may receive usual and customary compensation.

                           In addition, the Distributor may, from time to time
                     and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent (or its authorized agent). Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). However, shares cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in the Class A shares of each Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.


                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day for the order to be accepted on that Business Day. Purchase orders received by a fund after the determination of net asset value will be effected at the next Business Day's net asset value. Generally, payment for fund shares must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.



                           Purchases will be made in full and fractional shares
                     of the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investment and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on any Business Day.



                           If there is no readily ascertainable market value for
                     a security, SEI Management will make a good faith determination as to the "fair value" of the security. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).

                           Shareholders who desire to redeem shares of the
                     Portfolios must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. Redemption orders received after the determination of net asset value will be effected at the next Business Day's net asset value. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent (or its authorized agent) of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.



                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.


                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, each Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment in such Portfolio over a thirty day period. This income is then "annualized," I.E., the income over thirty days is assumed to be generated over one year, and is shown as a percentage of the investment.

                           The total return of a Portfolio refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           A Portfolio may periodically compare its performance
                     to the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or to other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           A Portfolio may quote various measures of volatility
                     and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                           The performance of Class E shares of the S&P 500
                     Index Portfolio will normally be higher than that of the Class A shares of the S&P 500 Index Portfolio because of the different shareholder servicing expenses actually charged to Class A shares.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE
PORTFOLIOS
                     Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolios intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF
DISTRIBUTIONS
                     Each Portfolio will distribute substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) to the extent of a Portfolio's earnings and profits. Dividends paid by the S&P 500 Index Portfolio to corporate shareholders will qualify for the dividends-received deduction to the extent attributable to dividends received by a Portfolio from domestic corporations. Dividends paid by the Bond Index Portfolio will not qualify for the dividends-received deduction.

                           Long-term capital gains realized by a Portfolio will
                     be distributed to shareholders at least annually and will be taxable to shareholders of such Portfolio as long-term capital gains regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. Distributions from net capital gains do not qualify for the dividends received deduction. Each Portfolio will provide annual reports to the Portfolio's shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Certain securities purchased by a Portfolio (such as
                     STRIPS, defined in "Description of Permitted Investments and Risk Factors--U.S. Treasury Obligations") are sold with original issue discount and thus do not make periodic cash interest payments. Each Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during the period. Because each Portfolio will distribute substantially all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

                           Investment income received directly by a Portfolio on
                     direct U.S. government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. government obligations normally is not exempt from state tax. Each Portfolio will inform the Portfolio's shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of income dividends received from a Portfolio is considered tax-exempt in their state.

                           Each Portfolio intends to make sufficient
                     distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Bond Index
                     Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Bond Index Portfolio will not be able to elect to treat its shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.

                           Each sale, exchange or redemption of Portfolio shares
                     is a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of shares and different classes of each Portfolio. All consideration received by the Trust for shares of any class of any Portfolio, and all assets of such Portfolio or class, belong to that Portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                     Shareholder inquiries should be directed to SEI Investments Fund Management, Oaks, Pennsylvania 19456.

DIVIDENDS
                     Substantially all of the net investment income (not including capital gains) of the S&P 500 Index Portfolio is distributed in the form of quarterly dividends and that of the Bond Index Portfolio is distributed in the form of monthly dividends.

                           Shareholders automatically receive all income
                     dividends, and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Portfolio are
                     paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                           The dividends on Class E shares of the S&P 500 Index
                     Portfolio are normally higher than those on the Class A shares because of the different shareholder servicing expenses actually charged to Class A shares.
COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.
CUSTODIAN AND WIRE AGENT

                     Comerica Bank, 411 W. Lafayette, Detroit, Michigan 48226 (the "Custodian"), acts as custodian of the Portfolios' assets. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940 (the "1940 Act"). First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.


DESCRIPTION OF
PERMITTED
INVESTMENTS AND RISK
FACTORS   ______________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipts underlying security.
ASSET-BACKED SECURITIES
(NON-MORTGAGE)
                     Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust or corporation, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments.
FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
ILLIQUID SECURITIES

                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

JUNK BONDS
                     Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.
MONEY MARKET INSTRUMENTS
                     Money market instruments are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations that issue high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED
SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                           PRIVATE PASS-THROUGH SECURITIES  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")  CMOs
                     are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

                           REMICS  A REMIC is a CMO that qualifies for special
                     tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS")  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.


REITS


                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A real estate investment trust ("REIT") is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Portfolio, shareholders will bear not only the proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of underlying REITs.



                           A Portfolio may be subject to certain risks
                     associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent on financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS
                     Agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
STOCK INDEX FUTURES
                     A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


                           In order to avoid leveraging and related risks, when
                     a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.


                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., GNMA securities), and others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities).
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement.

                     Additional information on other permitted investments can be found in the Statement of Additional Information.

TABLE OF CONTENTS
               _________________________________________________________________


Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objectives and Policies...............          4
General Investment Policies......................          7
Investment Limitations...........................          8
The Manager......................................          9
The Advisers.....................................          9
Distribution and Shareholder Servicing...........         10
Purchase and Redemption of Shares................         11
Performance......................................         12
Taxes............................................         13
General Information..............................         14
Description of Permitted Investments and Risk
 Factors.........................................         16

                    [LOGO]

                                SEI INDEX FUNDS

Manager:


  SEI Investments Fund Management


Distributor:

  SEI Investments Distribution Co.

Investment Advisers:


  World Asset Management
  Mellon Bond Associates, LLP



    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's Prospectuses dated July 31, 1998. Prospectuses may be obtained without charge by writing the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. Unless otherwise defined herein, capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Prospectus.


                               TABLE OF CONTENTS


The Trust.................................................................   S-2
Description of Certain Permitted Investments..............................   S-2
Investment Limitations....................................................   S-6
The Manager and Transfer Agent............................................   S-7
The Advisers..............................................................   S-8
Distribution and Shareholder Servicing....................................   S-9
Trustees and Officers of the Trust........................................   S-9
Performance...............................................................  S-12
Purchase and Redemption of Shares.........................................  S-13
Taxes.....................................................................  S-14
Portfolio Transactions....................................................  S-16
Description of Shares.....................................................  S-17
Limitation of Trustees' Liability.........................................  S-17
Shareholder Liability.....................................................  S-18
5% Shareholders...........................................................  S-18
Custodian.................................................................  S-18
Experts...................................................................  S-19
Legal Counsel.............................................................  S-19
Financial Statements......................................................  S-19



July 31, 1998

                                   THE TRUST

    SEI Index Funds (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and separate classes of series. Except for differences between Class A and Class E shares of the S&P 500 Index Portfolio pertaining to shareholder service plans, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio. This Statement of Additional Information relates to the Trust's S&P 500 Index Portfolio and the Bond Index Portfolio (the "Portfolios").

    The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") to track general stock market performance. S&P's only relationship to the licensee, the Trust, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the licensee or the Portfolio. S&P has no obligation to take the needs of the licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Portfolio to be issued or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS

    The following information supplements the information about permitted investments set forth in the corresponding Prospectus for the relevant Portfolio.

    AMERICAN DEPOSITARY RECEIPTS--Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

    BANK OBLIGATIONS--The Portfolios may invest in bank obligations of U.S. commercial banks or savings and loan institutions, including certificates of deposit, time deposits and bankers' acceptances. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity.

    EQUITY SECURITIES--Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.

    FIXED INCOME SECURITIES--The market value of the fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

    Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

    MORTGAGE PASS-THROUGH SECURITIES--The Bond Index Portfolio may purchase securities representing interests in mortgage pools guaranteed by U.S. Government agencies or instrumentalities, including Government National Mortgage Association ("GNMA"), Fannie Mae and Federal Home Loan Mortgage Corporation ("FHLMC"), conventional mortgage-pass through obligations, and Federal Housing Administration-insured mortgage pools.

    GNMA is a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Portfolio will receive monthly scheduled payments of principal and interest. In addition, the Portfolio may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then prevailing interest rate.

    Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

    In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

    For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.


    REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A portfolio may enter into repurchase agreements only with financial institutions that its adviser deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Portfolio to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. Each adviser will monitor compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Portfolio or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the security and may suffer a loss if the Portfolio is treated as an unsecured creditor.



    SECURITIES LENDING--In order to generate additional income, a Portfolio may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the loaned securities. Loans are made only to borrowers deemed by the advisers to be in good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor as a broker in these transactions.



    STOCK INDEX FUTURES--The S&P 500 Index Portfolio may invest in stock index futures. No price is paid upon entering into futures contracts. Instead, a Portfolio is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, call "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The nature of initial and variation margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. The value of the contract usually will vary in direct proportion to the total face value. Market value of a stock index futures position is defined as the closing value of the Index multiplied by 500 times the number of contracts held.

    The Portfolio's ability to effectively utilize futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.


    In considering the proposed use of futures contracts, particular note should be taken that futures contracts relate to the anticipated levels at some point in the future not to the current level of the underlying instrument; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself. There is, in addition, a risk that movements in the price of futures contracts will not correlate with the movement in prices of the stock index being tracked. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities markets and the futures markets may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. The Portfolio will not engage in transactions in futures contracts for speculative purposes.



    A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.


    U.S. GOVERNMENT SECURITIES--The Portfolios may invest in U.S. Government Securities, which include bills, notes and bonds issued by the United States Treasury, obligations issued or guaranteed by agencies of the United States Government including, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority and obligations issued or guaranteed by instrumentalities of the United States Government including, among others, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (E.G., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities) and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

    VARIABLE AND FLOATING RATE INSTRUMENTS--There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--The Bond Index Portfolio may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during the period prior to settlement. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.


    These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.



    The Portfolio will establish a segregated account and maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


                             INVESTMENT LIMITATIONS

Neither Portfolio may:

 1. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectus in aggregate amounts not to exceed 10% of the net assets of the Portfolio taken at current value at the time of the incurrence of such loan and, as to the S&P 500 Index Portfolio, in connection with stock index futures trading as provided in the Prospectus and this Statement of Additional Information.

 2. Invest in companies for the purpose of exercising control.

 3. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, subject to its permitted investments, a Portfolio may purchase (i) obligations issued by companies which invest in real estate, commodities or commodities contracts, and (ii) commodities contracts related to financial instruments, such as financial futures contracts.

 4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 6. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder and may only purchase securities of money market funds.

 7. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission ("SEC").

 8. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

 9. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

10. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

11. Invest in interests in oil, gas or other mineral exploration or development programs.

12. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

    The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. These investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

                         THE MANAGER AND TRANSFER AGENT


    The Management Agreement provides that the Manager, SEI Investments Fund Management ("SEI Management"), shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


    The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of a Portfolio or by SEI Management on not less than 30 days' nor more than 60 days' written notice. This Agreement shall not be assignable by either party without the written consent of the other party.


    SEI Management, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SEI Management. Alfred
P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of SIMC, the Investment Adviser to the Funds. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of SIMC and SEI Investments, Mr. Greer serves as President and Chief Operating Officer of SIMC and SEI Investments, and Chief Financial Officer of SEI, and Mr. Romeo serves as Executive Vice President and Treasurer of SEI Investments. SEI Investments and its subsidiaries and affiliates, including SEI Management, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEI Management and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI

Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, and TIP Institutional Funds.


    If operating expenses of either Portfolio exceed applicable limitations, SEI Management will pay such excess. SEI Management will not be required to bear expenses of the Portfolios to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


    For the fiscal years ended March 31, 1996, 1997, and 1998, the Portfolios paid fees to SEI Management as follows:



                                             MANAGEMENT FEES PAID    MANAGEMENT FEES
                                                    (000)              WAIVED (000)
                                            ----------------------  ------------------
PORTFOLIO                                    1996    1997    1998   1996  1997   1998
------------------------------------------  ------  ------  ------  ----  ----  ------
S&P 500 Index Portfolio...................  $  658  $1,271  $2,404  $524  $446  $  520
Bond Index Portfolio......................  $  111  $  114  $   78  $ 45  $ 46  $   59


                                  THE ADVISERS

    Each Investment Advisory Agreement provides that the adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


    The continuance of each Investment Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Portfolios or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the adviser, or by the adviser on 90 days' written notice to the Trust.



    World Asset Management, the adviser to the S&P 500 Index Portfolio, is a general partnership which engages in investment management and advisory services.


    World is entitled to a fee for its investment advisory services, which is calculated daily and paid monthly, at an annual rate of .03% of the average daily net assets of each Portfolio. No monthly payment to World shall exceed the payment actually made to SEI Management pursuant to the current Management Agreement between SEI Management and the Trust.


    For the fiscal years ended March 31, 1996, 1997 and 1998, World received fees of $161,179, $234,127, and $398,677, respectively, from the S&P 500 Index Portfolio. For the period from March 31, 1995 to October 2, 1995, World received a fee of $6,597 from the Bond Index Portfolio.



    Mellon Bond Associates, LLP ("MBA") serves as the investment adviser to the Bond Index Portfolio. MBA has been serving as the adviser to the Bond Index Portfolio since October 2, 1995.



    For its services, MBA is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .07% of the average daily net assets of the Bond Index Portfolio. For the period from October 2, 1995 to March 31, 1996 and for the fiscal years ended March 31, 1997 and 1998, MBA received fees of $12,342, $32,040, and $27,435, respectively, from the Bond Index Portfolio.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    The Distribution Agreement is renewable annually and may be terminated by the Distributor, a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. No compensation is paid to the Distributor under the Distribution Agreement. The Distributor, SEI Investments Distribution Co., is a wholly-owned subsidiary of SEI Investments.

    The Portfolios have adopted shareholder servicing plans for the Class A and Class E shares (the "Service Plans"). Under these Plans, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plans, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.


    Certain institutions may also charge separate fees for related services. It is possible that an institution may offer different classes of shares to its customers and thus receive compensation with respect to different classes. Certain Class A and Class E shareholders offering shares to their customers may be required to register as dealers pursuant to state laws.



    Compensation was paid to the Distributor under a former distribution plan which was discontinued during May 1996.



    For the fiscal year ended March 31, 1996, the Class A (formerly Class E) S&P 500 Index Portfolio, Class E (formerly Class A) S&P 500 Index Portfolio and the Class A Bond Index Portfolio incurred distribution expenses of $70, $283,605 and $22,472 under the Plan or .20%, .05% and .05% of net assets, respectively, during such period. These expenditures included $12, $184,195 and $10,681, respectively, for sales expenses; $6, $63,981 and $7,784, respectively, for printing and mailing costs; and $2, $35,429 and $4,007, respectively, for costs associated with registration fees. In addition, for the Class E S&P 500 Index Portfolio, SEI Investments Distribution Co. paid $50 to third parties for distribution-related services.



    For the fiscal year ended March 31, 1997, the Class A (formerly Class E) S&P 500 Index Portfolio, Class E (formerly Class A) S&P 500 Index Portfolio and the Class A Bond Index Portfolio incurred distribution expenses of $9,455, $147,498 and $10,637 under the Plan or .0038%, .03% or .03% of net assets, respectively, during such period. These expenditures included $6,596, $90,404 and $5,623, respectively, for printing and mailing costs; $2,690, $43,114 and $4,014, respectively, for costs associated with registration fees; and $169, $14,799 and $1,021, respectively, paid to third parties by SEI Investments Distribution Co. for distribution-related services.



                       TRUSTEES AND OFFICERS OF THE TRUST



    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner-Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset

Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Management or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed by SEI Investments Distribution Co. (the "Distributor").



    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Adviser, the Manager and the Distributor, 1981-1994, Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor, Director and Secretary of SEI Investments and Secretary of the Adviser, the Manager and the Distributor, Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--President, Orange County Publishing Co., Inc.; Publisher, Paoli News and Paoli Republican; and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.



    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988, Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.



    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, and SEI Tax Exempt Trust.



    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995, Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.



    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer--Executive Vice President and President--Asset Management Division of SEI Investments, the Adviser and the Manager since 1997. Senior Vice President, SEI Investments, 1986-1991; Vice President, SEI Investments, 1981-1986.

    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.



    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant
Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.



    KATHY HEILIG (DOB 12/21/58)--Vice President and Assistant
Secretary--Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.



    JOSEPH M. O'DONNELL (DOB 11/13/54)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.



    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant
Secretary--Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Adviser, and the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.



    CYNTHIA M. PARRISH (DOB 10/23/59)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the SEI Investments, the Adviser, the Manager and the Distributor since August 1997. Branch Chief, Division of Enforcement, U.S. Securities and Exchange Commission, January 1995-August 1997. Senior Counsel--Division of Enforcement, U.S. Securities and Exchange Commission, September 1992-January 1995. Staff Attorney--Division of Enforcement, U.S. Securities and Exchange Commission, September 1990-September 1992.



    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Adviser, the Manager and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Adviser and the Manager since 1994. Vice President, General Counsel and Assistant Secretary of the Adviser, the Manager and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.



    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--General Counsel, Investment Systems and Services since 1997. Deputy General Counsel of SEI Investments since 1996. Vice President and Assistant Secretary of SEI Investments, the Adviser, the Manager and the Distributor since 1994; Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



    LYNDA J. STRIEGEL (DOB 10/30/48)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.



    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Manager and the Distributor.



    MARK. E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Manager since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund

Services September 1995 to November 1996, Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.


------------------------


 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.



**Messrs. Gooch, Storey, Morris and Sullivan serve as members of the Audit
  Committee of the Trust.



    The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by SEI Management.



                                       AGGREGATE            PENSION OR
                                   COMPENSATION FROM    RETIREMENT BENEFITS   ESTIMATED ANNUAL TOTAL COMPENSATION FROM REGISTRANT
                                   REGISTRANT FOR FYE   ACCRUED AS PART OF     BENEFITS UPON   AND FUND COMPLEX PAID TO DIRECTORS
NAME OF PERSON AND POSITION             3/31/98            FUND EXPENSES         RETIREMENT              FOR FYE 3/31/98
---------------------------------  ------------------   -------------------   ---------------- -----------------------------------
Robert A. Nesher, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
William M. Doran, Trustee........       $     0                 $0                   $0        $0 for services on 8 boards
F. Wendell Gooch, Trustee........       $ 4,870                 $0                   $0        $100,000 for services on 8 boards
Frank E. Morris, Trustee.........       $ 4,870                 $0                   $0        $100,000 for services on 8 boards
James M. Storey, Trustee.........       $ 4,870                 $0                   $0        $100,000 for services on 8 boards
George J. Sullivan, Trustee......       $ 4,870                 $0                   $0        $100,000 for services on 8 boards


------------------------


    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation, $5,000 per Audit Committee meeting attended.


                                  PERFORMANCE

    From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in such Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                              6
        Yield = 2[(a-b/cd + 1) - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


    Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors. For the 30-day period ending March 31, 1998, the yield for the Class A S&P 500 Index Portfolio was 1.20%, the yield for the Class E S&P 500 Index Portfolio was 1.35% and the yield for the Class A Bond Index Portfolio was 5.87%.


    From time to time, each Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                n
        P(1 + T) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


    Based on the foregoing, the average annual total return for the Portfolios from inception through March 31, 1998, and for the one, five and ten year periods ended March 31, 1998 were as follows:



                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                        ---------------------------------------------------
                                                                                                                  SINCE
PORTFOLIO                                  CLASS                         ONE YEAR     FIVE YEAR    TEN YEAR     INCEPTION
-----------------------------------------  ---------------------------  -----------  -----------  -----------  ------------
S&P 500 Index Portfolio                    A..........................      47.43%         N/A          N/A         31.17%
                                           E..........................      47.62%       22.09%       18.63%        17.80%

Bond Index Portfolio                       A..........................      11.81%        6.56%        8.28%         7.97%


                       PURCHASE AND REDEMPTION OF SHARES


    The purchase and redemption price of shares is the net asset value of each share. A Portfolio's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method. Pricing services may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Pricing services may also provide market quotations. The procedures of pricing service and their valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price.



    Shares of a Portfolio may be purchased in exchange for securities included in that Portfolio subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.


    SEI Management will not accept securities for a Portfolio unless: (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Portfolio.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Manager, the Administrator, the Distributor and/or the Custodians are not open for business. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

    It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Portfolio of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Portfolio redeemed.

                                     TAXES

    The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Certain legislation proposed at the time of writing, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A RIC

    Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which such Portfolio may be subject. In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) and 90% of its net interest exempt income, if any (the excess of its tax-exempt interest income over certain deductions attributable to that income), ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or certain other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks or securities; (ii) less than 30% of a Portfolio's gross income each taxable year may be derived from the sale or other disposition of any of the following investments that were held for less than three months: (a) stock or securities (as defined in Section 2(a)(30) of the Investment Company Act); (b) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(iv) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that are engaged in the same, similar or related trades or businesses, if the Portfolio owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute to its shareholders by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year).

    Although each Portfolio intends to distribute substantially all of its net investment income and capital gains for any taxable (I.E., fiscal) year, a Portfolio will be subject to Federal income taxation to the extent any such income or gains are not distributed. If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

TAX STATUS OF DISTRIBUTIONS

    Dividends from a Portfolio's net investment income will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits. Dividends paid by the S&P 500 Index Portfolio will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder which qualify for the dividends-received deduction may be subject to the alternative minimum tax.

    Each Portfolio may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If a Portfolio distributes its net capital gains to shareholders, such gains will not qualify for the dividends received deduction, and they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares. Conversely, if a Portfolio elects to retain its net capital gains, such Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that a Portfolio will elect to have its shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their federal income tax returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Portfolio on the gains, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

    Generally, gains or losses on the sale or exchange of a share will be long-term capital gains or losses if the share is held for more than one year. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or there are undistributed net capital gains of a Portfolio with respect to such share which have been included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Portfolio which have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent the shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

    A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any individual or non-corporate shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

    The S&P 500 Index Portfolio may invest in stock index futures. The use of stock index futures contracts involves specialized and complex income tax rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio and thereby affect the amount and proportion of income that will be available for distribution as dividends or capital gain distributions.

    Stock index futures contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for Federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains and losses recognized on other futures contracts sold by the Portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio may elect to exclude certain hedging transactions from the mark-to-market rule. Gain from hedging transactions is treated as ordinary income.

    The Trust has obtained a private letter ruling from the Internal Revenue Service confirming that the income and assets attributable to transactions in stock index futures contracts qualify under the above-described income and asset tests applicable to RICs.

    For purposes of the Distribution Requirement (as well as for other purposes) the Bond Index Portfolio will be required to treat any recognized market discount on debt obligations which it holds as interest income. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, market discount is recognized on the disposition, or receipt of any principal payment, with respect to a bond bearing market discount, by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Bond Index Portfolio could affect (i) the amount and timing of distributions to shareholders and (ii) the ability of the Portfolio to satisfy the Distribution Requirement.

STATE TAXES

    Neither Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Portfolios to shareholders and the ownership of shares may be subject to state and local taxes. Since state and local tax consequences may differ from the federal income tax consequences discussed above, shareholders are urged to consult their tax advisers on state and local tax matters.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, each Adviser is responsible for placing orders to execute portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to an Adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by an Adviser under its Advisory Agreement, and the expenses of an Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

    The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market generally do not involve either brokerage commissions or transfer taxes. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

    Each Portfolio may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the rules and regulations thereunder. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, each Adviser may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    It is expected that the Portfolio turnover rate will normally not exceed 100% for any Portfolio. A Portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Portfolio to receive favorable tax treatment.


    The portfolio turnover rate for the S&P 500 Index Portfolio for the fiscal years ending March 31, 1996, 1997 and 1998 were 3%, 2%, and 4%, respectively. The portfolio turnover rate for the Bond Index Portfolio for the fiscal years ending March 31, 1996, 1997 and 1998 were 59%, 46%, and 44%, respectively.



    For the fiscal years ended March 31, 1996, 1997 and 1998, the S&P 500 Index Portfolio paid $36,384, $99,663, and $89,956, respectively, for brokerage commissions. For the fiscal years ended March 31, 1996, 1997 and 1998, the Bond Index Portfolio paid no brokerage commissions.


                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in such Portfolio. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

                                5% SHAREHOLDERS


    As of July 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.



ADDRESS
-------------------------------------------------------------------------

S&P 500 INDEX PORTFOLIO: SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 27.20%; NATIONWIDE Life Insurance Company, c/o NACO - IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029, 5.20%; Nation Wide Life Insurance Company, NATIONWIDE GPVA, c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029, 6.40%.

BOND INDEX PORTFOLIO: New Haven Savings Bank, 195 Church Street, New Haven, CT 06510-2009, 10.27%; The Fulton Company, c/o Fulton Bank Trust Department, One Penn Square, Lancaster, PA 17602-2853, 23.40%; NABANK & Company, Attn: Records Keeping, P.O. Box 2180, Tulsa, OK 74101-2180, 8.69%; SEI Trust Company, One Freedom Valley Drive, Oaks, PA 19456, 6.79%; Palsan Company, c/o Sumitomo Bank of California, 320 California Street, Trust Department, San Francisco, CA 94104-1403, 5.35%.



                                   CUSTODIAN

    Comerica Bank, the custodian for the Portfolios, holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The principal business address of Comerica Bank is 411 W. Lafayette, Detroit, Michigan 48226.

                                    EXPERTS

    The financial statements incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.


                                 LEGAL COUNSEL



    Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.


                              FINANCIAL STATEMENTS


    The Trust's financial statements for the fiscal year ended March 31, 1998, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference to the Trust's 1998 Annual Report. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

                                SEI INDEX FUNDS
                        POST-EFFECTIVE AMENDMENT NO. 21
                           PART C:  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

    Part A: Financial Highlights


    Part B: The following audited Financial Statements for the fiscal year ended March 31, 1998 and Report of Independent Accountants dated May 8, 1998 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on May 28, 1998 with Accession Number 0000935069-98-000083.


       Statement of Net Assets
       Statement of Operations
       Statements of Changes in Net Assets
       Financial Highlights
       Notes to Financial Statements

(b) Additional Exhibits


(1)(a)     Declaration of Trust as originally filed as Exhibit (1) with Registrant's
             Registration Statement on Form N-1A (File No. 2-97111) filed with the
             Securities and Exchange Commission ("SEC") on April 17, 1985 is
             incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.

(1)(b)     Written Instrument Amending the Agreement and Declaration of Trust dated
             April 8, 1987 is incorporated herein by reference to Post-Effective
             Amendment No. 20 filed with the SEC on July 29, 1997.

(1)(c)     Written Instrument Amending the Declaration of Trust dated December 23,
             1988 is incorporated herein by reference to Post-Effective Amendment No.
             20 filed with the SEC on July 29, 1997.

(2)(a)     By-Laws as originally filed as Exhibit (2) with Registrant's Registration
             Statement on Form N-1A (File No. 2-97111) filed with the SEC on April 17,
             1985 are incorporated herein by reference to Post-Effective Amendment No.
             20 filed with the SEC on July 29, 1997.

(2)(b)     Amended By-Laws are incorporated herein by reference to Post-Effective
             Amendment No. 20 filed with the SEC on July 29, 1997.

(3)        Not Applicable

(4)        Not Applicable

(5)(a)     Investment Administrator Agreement with Manufacturers National Bank of
             Detroit, dated July 25, 1986, as originally filed with Post-Effective
             Amendment No. 12 to Registrant's Registration Statement on Form N-1A
             (File No. 2-97111) filed with the SEC on July 11, 1990 is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.

(5)(b)     Investment Administration Agreement with Woodbridge Capital Management,
             Inc. as originally filed with Post-Effective Amendment No. 15 to
             Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on July 29, 1993 is incorporated herein by reference to
             Post-Effective Amendment No. 19 filed with the SEC on May 31, 1996.

(5)(c)     Investment Advisory Agreement with World Asset Management is incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's
             Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1995.

(5)(d)     Investment Advisory Agreement with Mellon Bond Associates is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's
             Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.

(5)(e)     Form of Amended and Restated Investment Advisory Agreement by and between
             SEI Index Funds and World Asset Management, dated December 9, 1996, is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.

(6)(a)     Distribution Agreement with SEI Financial Services Company as originally filed with Pre-Effective Amendment No. 2 to Registrant's Registration
             Statement on Form N-1A (File No. 2-97111) filed with the SEC on July 12,
             1985 is incorporated herein by reference to Post-Effective Amendment No.
             19 filed with the SEC on May 31, 1996.

(6)(b)     Amended and Restated Distribution Agreement with SEI Financial Services
             Company is incorporated herein by reference to Post-Effective Amendment
             No. 18 to Registrant's Registration Statement on Form N-1A (File No.
             2-97111) filed with the SEC on December 28, 1995.

(7)        Not Applicable

(8)(a)     Custodian Agreement with Manufacturers National Bank of Detroit as originally filed with Pre-Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on July 12, 1985 is incorporated herein by reference to Post-Effective
             Amendment No. 20 filed with the SEC on July 29, 1997.

(8)(b)     Amendment to the Custodian Agreement, dated January 3, 1986, is filed herewith.

(9)(a)     Management Agreement by and between TrustFunds Equity Index Funds and SEI
             Financial Management Corporation is incorporated herein by reference to
             Post-Effective Amendment No. 19 to Registrant's Registration Statement on
             Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.

(9)(b)     Management Agreement by and between TrustFunds Equity Index Funds and SEI
             Financial Management Corporation is incorporated herein by reference to
             Post-Effective Amendment No. 19 to Registrant's Registration Statement on
             Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.

(9)(c)     Class A Shareholder Service Plan and Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration
             Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31,
             1996.

(9)(d)     Class E Shareholder Service Plan and Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration
             Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31,
             1996.

(10)       Opinion and Consent of Counsel is incorporated herein by reference to Pre-
             Effective Amendment No. 1 to Registrant's Registration Statement on Form
             N-1A (File No. 2-97111) filed with the SEC on June 14, 1985.

(11)       Consent of Independent Public Accountants is filed herewith.

(12)       Not Applicable

(13)       Not Applicable

(14)       Not Applicable

(15)(a)    Distribution Plan with SEI Financial Services Company as originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement
             on Form N-1A (File No. 2-97111) filed with the SEC on June 14, 1985 is incorporated herein by reference to Post-Effective Amendment No. 19 to
             Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.

(15)(b)    Distribution Plan is incorporated herein by reference to Post-Effective
             Amendment No. 18 to Registrant's Registration Statement on Form N-1A
             (File No. 2-97111) filed with the SEC on December 28, 1995.

(15)(c)    Amended and Restated Class E Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration
             Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31,
             1996.

(16)       Performance Quotation Computation is incorporated herein by reference to
             Post-Effective Amendment No. 15 to Registrant's Registration Statement on
             Form N-1A (File No. 2-97111) filed with the SEC on July 29, 1993.

(17)       Financial Data Schedules for the S&P 500 Index Portfolio Class A, S&P 500
             Index Portfolio Class E, and Bond Index Portfolio Class A are filed herewith.

(18)(a)    Rule 18f-3 Plan is incorporated herein by reference to Post-Effective
             Amendment No. 18 to Registrant's Registration Statement on Form N-1A
             (File No. 2-97111) filed with the SEC on December 28, 1995.

(18)(b)    Amendment No. 1 to Rule 18f-3 Plan relating to Class A and E shares is incorporated herein by reference to Post-Effective Amendment No. 19 to
             Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.

(24)       Powers of Attorney for Robert A. Nesher, William M. Doran, Mark E. Nagle,
             F. Wendell Gooch, George J. Sullivan, Jr., James M. Storey, Edward D.
             Loughlin and Frank E. Morris are filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

    See the Prospectuses and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Manager is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES:


    As of July 1, 1998:



                                                                                    NUMBER OF
TITLE OF CLASS                                                                   RECORD HOLDERS
------------------------------------------------------------------------------  -----------------
Units of beneficial interest, without par value--

  S&P 500 Index Portfolio Class A.............................................            422
  S&P 500 Index Portfolio Class E.............................................             45
  Bond Index Portfolio........................................................             65


ITEM 27.  INDEMNIFICATION:

    Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement dated April 17, 1985 is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

    The list required by this Item 28 of officers and directors of World Asset Management, together with information as to any other business, profession, vocation or employment of a substantital nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by World Asset Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48470).

    The list required by this Item 28 of officers and directors of Mellon Bond Associates, together with information as to any other business, profession, vocation or employment of a substantital nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Mellon Bond Associates pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-28576).

ITEM 29.  PRINCIPAL UNDERWRITERS:


(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.



    Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:



SEI Daily Income Trust              July 15, 1982
SEI Liquid Asset Trust              November 29, 1982
SEI Tax Exempt Trust                December 3, 1982
SEI Asset Allocation Trust          April 1, 1996
SEI Institutional Managed Trust     January 22, 1987

SEI International Trust             August 30, 1988
The Advisors' Inner Circle Fund     November 14, 1991
The Pillar Funds                    February 28, 1992
CUFUND                              May 1, 1992
STI Classic Funds                   May 29, 1992
CoreFunds, Inc.                     October 30, 1992
First American Funds, Inc.          November 1, 1992
First American Investment Funds,    November 1, 1992
Inc.
The Arbor Fund                      January 28, 1993
Boston 1784                         June 1, 1993
Funds-Registered Trademark-
The PBHG Funds, Inc.                July 16, 1993
Marquis                             August 17, 1993
Funds-Registered Trademark-
Morgan Grenfell Investment Trust    January 3, 1994
The Achievement Funds Trust         December 27, 1994
Bishop Street Funds                 January 27, 1995
CrestFunds, Inc.                    March 1, 1995
STI Classic Variable Trust          August 18, 1995
ARK Funds                           November 1, 1995
Monitor Funds                       January 11, 1996
FMB Funds, Inc.                     March 1, 1996
TIP Funds                           April 28, 1996
SEI Institutional Investments       June 14, 1996
Trust
First American Strategy Funds,      October 1, 1996
Inc.
HighMark Funds                      February 15, 1997
Armada Funds                        March 8, 1997
PBHG Insurance Series Fund, Inc.    April 1, 1997
The Expedition Funds                June 9, 1997
TIP Institutional Funds             January 1, 1998
Oak Associates Funds                February 27, 1998
The Nevis Funds                     June 24, 1998



    The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").



(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                                                                            POSITIONS AND OFFICES WITH
NAME                            POSITION AND OFFICE WITH UNDERWRITER                REGISTRANT
-------------------------  ----------------------------------------------  ----------------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                 --

Henry H. Greer             Director                                                     --

                                                                            POSITIONS AND OFFICES WITH
NAME                            POSITION AND OFFICE WITH UNDERWRITER                REGISTRANT
-------------------------  ----------------------------------------------  ----------------------------
Carmen V. Romeo            Director                                                     --

Mark J. Held               President & Chief Operating Officer                          --

Gilbert L. Beebower        Executive Vice President                                     --

Richard B. Lieb            Executive Vice President                                     --

Dennis J. McGonigle        Executive Vice President                                     --

Robert M. Silvestri        Chief Financial Officer & Treasurer

Leo J. Dolan, Jr.          Senior Vice President                                        --

Carl A. Guarino            Senior Vice President                                        --

Larry Hutchison            Senior Vice President                                        --

Jack May                   Senior Vice President                                        --

Hartland J. McKeown        Senior Vice President                                        --

Barbara J. Moore           Senior Vice President                                        --

Kevin P. Robins            Senior Vice President & General                 Vice President & Assistant
                             Counsel                                         Secretary

Patrick K. Walsh           Senior Vice President                                        --

Robert Aller               Vice President                                               --

Gordon W. Carpenter        Vice President                                               --

Todd Cipperman             Vice President & Assistant Secretary            Vice President & Assistant
                                                                             Secretary

S. Courtney E. Collier     Vice President & Assistant Secretary                         --

Robert Crudup              Vice President & Managing Director                           --

Barbara Doyne              Vice President                                               --

Jeff Drennen               Vice President                                               --

Vic Galef                  Vice President & Managing Director                           --

Lydia A. Gavalis           Vice President & Assistant Secretary                         --

Greg Gettinger             Vice President & Assistant Secretary                         --

Kathy Heilig               Vice President                                               --

Jeff Jacobs                Vice President                                               --

Samuel King                Vice President                                               --

Kim Kirk                   Vice President & Managing Director                           --

John Krzeminski            Vice President & Managing Director                           --

Carolyn McLaurin           Vice President & Managing Director                           --

W. Kelso Morrill           Vice President                                               --

Mark Nagle                 Vice President                                  Controller & Chief Financial
                                                                             Officer

Joanne Nelson              Vice President                                               --

                                                                            POSITIONS AND OFFICES WITH
NAME                            POSITION AND OFFICE WITH UNDERWRITER                REGISTRANT
-------------------------  ----------------------------------------------  ----------------------------
Joseph M. O'Donnell        Vice President & Assistant Secretary            Vice President & Assistant
                                                                             Secretary

Sandra K. Orlow            Vice President & Secretary                      Vice President & Assistant
                                                                             Secretary

Cynthia M. Parrish         Vice President & Assistant Secretary            Vice President & Assistant
                                                                             Secretary

Kim Rainey                 Vice President                                               --

Rob Redican                Vice President                                               --

Maria Rinehart             Vice President                                               --

Mark Samuels               Vice President & Managing Director                           --

Steve Smith                Vice President                                               --

Daniel Spaventa            Vice President                                               --

Kathryn L. Stanton         Vice President & Assistant Secretary            Vice President & Assistant
                                                                             Secretary

Lynda J. Striegel          Vice President & Assistant Secretary                         --

Lori L. White              Vice President & Assistant Secretary                         --

Wayne M. Withrow           Vice President & Assistant Secretary                         --


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS:

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

    (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
       (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian for those portfolios:

               Comerica Bank
               411 W. Lafayette
               Detroit, MI 48226

    (b) With respect to Rules 31a-1(a); 31a-1(b)(1), (2)(C) and (D); (4); (5);
       (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:


               SEI Investments Fund Management
               Oaks, PA 19456


    (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser for those portfolios:


S&P 500 INDEX PORTFOLIO                BOND INDEX PORTFOLIO
World Asset Management                 Mellon Bond Associates, LLP
255 Brown Street Centre, 2nd Floor     One Mellon Bank, Suite 4135
Birmingham, MI 48009                   Pittsburgh, PA 15258


ITEM 31.  MANAGEMENT SERVICES:

    None.

ITEM 32.  UNDERTAKINGS:

    Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

    Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Fund, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

                                     NOTICE

    A copy of the Agreement and Declaration of Trust of SEI Index Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to Registration Statement No. 2-97111 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Oaks, Commonwealth of Pennsylvania, on the 27th day of July, 1998.



                                SEI INDEX FUNDS

                                By:            /s/ EDWARD D. LOUGHLIN
                                     -----------------------------------------
                                           Edward D. Loughlin, PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


              *
------------------------------  Trustee                        July 27, 1998
       William M. Doran

              *
------------------------------  Trustee                        July 27, 1998
       F. Wendell Gooch

              *
------------------------------  Trustee                        July 27, 1998
       Frank E. Morris

              *
------------------------------  Trustee                        July 27, 1998
       Robert A. Nesher

              *
------------------------------  Trustee                        July 27, 1998
       James M. Storey

              *
------------------------------  Trustee                        July 27, 1998
   George J. Sullivan, Jr.

    /s/ EDWARD D. LOUGHLIN
------------------------------  President & Chief              July 27, 1998
      Edward D. Loughlin          Executive Officer

      /s/ MARK E. NAGLE
------------------------------  Controller & Chief             July 27, 1998
        Mark E. Nagle             Financial Officer




*By:   /s/ EDWARD D. LOUGHLIN
      -------------------------
         Edward D. Loughlin
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


    EXHIBITS
----------------
EX-99.B1(a)       Declaration of Trust as originally filed as Exhibit (1) with Registrant's Registration
                    Statement on Form N-1A (File No. 2-97111) filed with the Securities and Exchange
                    Commission ("SEC") on April 17, 1985 is incorporated herein by reference to
                    Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.
EX-99.B1(b)       Written Instrument Amending the Agreement and Declaration of Trust dated April 8, 1987 is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the
                    SEC on July 29, 1997.
EX-99.B1(c)       Written Instrument Amending the Declaration of Trust dated December 23, 1988 is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the
                    SEC on July 29, 1997.
EX-99.B2(a)       By-Laws as originally filed as Exhibit (2) with Registrant's Registration Statement on
                    Form N-1A (File No. 2-97111) filed with the SEC on April 17, 1985 are incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29,
                    1997.
EX-99.B2(b)       Amended By-Laws are incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.
EX-99.B3          Not Applicable
EX-99.B4          Not Applicable
EX-99.B5(a)       Investment Administrator Agreement with Manufacturers National Bank of Detroit, dated
                    July 25, 1986, as originally filed with Post-Effective Amendment No. 12 to
                    Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the
                    SEC on July 11, 1990 is incorporated herein by reference to Post-Effective Amendment
                    No. 20 filed with the SEC on July 29, 1997.
EX-99.B5(b)       Investment Administration Agreement with Woodbridge Capital Management, Inc. as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration
                    Statement on Form N-1A (File No. 2-97111) filed with the SEC on July 29, 1993 is incorporated herein by reference to Post-Effective Amendment No. 19 filed with the
                    SEC on May 31, 1996.
EX-99.B5(c)       Investment Advisory Agreement with World Asset Management is incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement
                    on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1995.
EX-99.B5(d)       Investment Advisory Agreement with Mellon Bond Associates is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement
                    on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B5(e)       Form of Amended and Restated Investment Advisory Agreement by and between SEI Index
                    Funds and World Asset Management, dated December 9, 1996, is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.
EX-99.B6(a)       Distribution Agreement with SEI Financial Services Company as originally filed with
                    Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
                    (File No. 2-97111) filed with the SEC on July 12, 1985 is incorporated herein by reference to Post-Effective Amendment No. 19 filed with the SEC on May 31, 1996.

    EXHIBITS
----------------
EX-99.B6(b)       Amended and Restated Distribution Agreement with SEI Financial Services Company is incorporated by reference to Post-Effective Amendment No. 18 to Registrant's
                    Registration Statement on Form N-1A (File No. 2-97111) filed with the SEC on December
                    28, 1995.
EX-99.B7          Not Applicable
EX-99.B8(a)       Custodian Agreement with Manufacturers National Bank of Detroit as originally filed with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form
                    N-1A (File No. 2-97111) filed with the SEC on July 12, 1985 is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.
EX-99.B8(b)       Amendment to the Custodian Agreement, dated January 3, 1986, is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the SEC on July 29, 1997.
EX-99.B9(a)       Management Agreement by and between TrustFunds Equity Index Funds and SEI Financial
                    Management Corporation is incorporated herein by reference to Post-Effective
                    Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No.
                    2-97111) filed with the SEC on May 31, 1996.
EX-99.B9(b)       Management Agreement by and between TrustFunds Equity Index Funds and SEI Financial
                    Management Corporation is incorporated herein by reference to Post-Effective
                    Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No.
                    2-97111) filed with the SEC on May 31, 1996.
EX-99.B9(c)       Class A Shareholder Service Plan and Agreement is incorporated herein by reference to
                    Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                    (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B9(d)       Class E Shareholder Service Plan and Agreement is incorporated herein by reference to
                    Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                    (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B10         Opinion and Consent of Counsel is incorporated herein by reference to Pre-Effective
                    Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No.
                    2-97111) filed with the SEC on June 14, 1985.
EX-99.B11         Consent of Independent Public Accountants is filed herewith.
EX-99.B12         Not Applicable
EX-99.B13         Not Applicable
EX-99.B14         Not Applicable
EX-99.B15(a)      Distribution Plan with SEI Financial Services Company as originally filed with
                    Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A
                    (File No. 2-97111) filed with the SEC on June 14, 1985 is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement
                    on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B15(b)      Distribution Plan is incorporated by reference to Post-Effective Amendment No. 18 to
                    Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the
                    SEC on December 28, 1995.
EX-99.B15(c)      Amended and Restated Class E Distribution Plan is incorporated herein by reference to
                    Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
                    (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B16         Performance Quotation Computation is incorporated herein by reference to Post-Effective
                    Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No.
                    2-97111) filed with the SEC on July 29, 1993.

    EXHIBITS
----------------
EX-99.B18(a)      Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 2-97111) filed with the
                    SEC on December 28, 1995.
EX-99.B18(b)      Amendment No. 1 to Rule 18f-3 Plan relating to Class A and E shares is incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration
                    Statement on Form N-1A (File No. 2-97111) filed with the SEC on May 31, 1996.
EX-99.B24         Powers of Attorney for Robert A. Nesher, William M. Doran, Mark E. Nagle, F. Wendell
                    Gooch, George J. Sullivan, Jr., James M. Storey, Edward D. Loughlin and Frank E.
                    Morris are filed herewith.
EX-27.1A          Financial Data Schedules for the S&P 500 Index Portfolio Class A.
EX-27.1E          Financial Data Schedules for the S&P 500 Index Portfolio Class E.
EX-27.2A          Financial Data Schedules for the Bond Index Portfolio Class A.